                                                                      Exhibit 16


                               POWER OF ATTORNEY

We, the undersigned officers of The Lincoln National Life Insurance Company (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln Life Variable Annuity Account N (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Ronald L. Stopher, Jeffrey K. Dellinger and Steven M. Kluever, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all amendments to Registration Statement No. 811-8517 filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed on July 24, 2001.


/s/ Jon A. Boscia              President and Director
----------------------------   (Principal Executive Officer)
Jon A. Boscia

/s/ Lorry J. Stensrud          Executive Vice President,
----------------------------   Chief Executive Officer of Annuities
Lorry J. Stensrud              and Director

/s/ Janet Chrzan               Senior Vice President, Chief
----------------------------   Financial Officer and Director
Janet Chrzan                   (Principal Accounting Officer and
                               Principal Financial Officer)

/s/ Lawrence T. Rowland        Executive Vice President
----------------------------   and Director
Lawrence T. Rowland

/s/ John H. Gotta              Executive Vice President,
----------------------------   Chief Executive Officer of
John H. Gotta                  Insurance and Director

/s/ Richard C. Vaughan         Director
----------------------------
Richard C. Vaughan

/s/ Charles E. Haldeman, Jr.   Director
----------------------------
Charles E. Haldeman, Jr.

/s/ See Yeng Quek              Chief Investment Officer and Director
----------------------------
See Yeng Quek

STATE OF PENNSYLVANIA  )
                       ) SS:
COUNTY OF PHILADELPHIA )

     On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared Jon A. Boscia, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                    /s/ Sharon M. Scotese
                                    ----------------------
                                    Notary Public
My Commission Expires: 6/6/04
                       ------

--------------------------------------------------------------------------------

STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared Lorry J. Stensrud, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                    /s/ Sharlene K. Geer
                                    --------------------
                                    Notary Public
My Commission Expires: 2/29/08
                       -------
--------------------------------------------------------------------------------

STATE OF INDIANA   )
                   ) SS:
COUNTY OF ALLEN    )

     On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared Janet Chrzan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                    /s/ Janet A. Bell
                                    -----------------
                                    Notary Public

My Commission Expires: March 13, 2008
                       --------------
--------------------------------------------------------------------------------

STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this 25th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared Lawrence T. Rowland, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                    /s/ Karen S. Burtnette
                                    ----------------------
                                    Notary Public

My Commission Expires: 3/24/08
                       -------

STATE OF CONNECTICUT  )
                      ) SS:
COUNTY OF HARTFORD    )

     On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared John H. Gotta, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.
                                    /s/ Martha Jarvis
                                    -----------------
                                    Notary Public
My Commission Expires: 9/30/02
                       -------
--------------------------------------------------------------------------------


STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared Richard C. Vaughan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.
                                    /s/ Sharon M. Scotese
                                    ---------------------
                                    Notary Public

My Commission Expires: 6/6/04
                       ------
--------------------------------------------------------------------------------

STATE OF PENNSYLVANIA  )
                       ) SS:
COUNTY OF PHILADELPHIA )

     On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared Charles E. Haldeman, Jr., known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                    /s/ Maritza H. Cruzado
                                    ----------------------
                                    Notary Public

My Commission Expires: 12/09/2004
                       ----------
--------------------------------------------------------------------------------

STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this 27th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared See Yeng Quek, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                    /s/ Jacqueline E. Lopez
                                    -----------------------
                                    Notary Public

My Commission Expires: 9/20/04
                       -------